EXHIBIT 10.28


                 FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT
                  AND SECURITY AGREEMENT AND WAIVER OF DEFAULTS

                  This Amendment, dated as of August __, 2000, is made by and between RSI SYSTEMS, INC., a Minnesota corporation (the "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., f/k/a Norwest Business Credit, Inc., a Minnesota corporation (the "Lender").



                                    Recitals

                  The Borrower and the Lender have entered into an Amended and Restated Credit and Security Agreement dated as of April 16, 1998, as amended by a First Amendment to Amended and Restated Credit and Security Agreement dated as of September 22, 1998, and a Second Amendment to Amended and Restated Credit and Security Agreement dated as of September 3, 1999 (as so amended, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

                  The Borrower has requested that the Lender waive certain defaults and that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

                  1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended to add the following definitions:

                  "'Subordinated Debt' means all Debt of the Borrower which has been subordinated to the payment and performance of the Obligations pursuant to a written subordination agreement in form and content acceptable to the Lender in its sole discretion."

                  2. Financial Covenants. Article VI of the Credit Agreement is hereby amended as follows:

                  (a) Section 6.7 of the Credit Agreement is hereby amended in its entirety to read as follows:

                       "Section 6.7 [RESERVED]"

                  (b) Section 6.8 of the Credit Agreement is hereby amended in its entirety to read as follows:

                      "Section 6.8 Minimum Book Net Worth Plus Subordinated Debt. The Borrower will maintain its Book Net Worth plus Subordinated Debt determined as at the end of each month, at an amount not less than the amount set forth opposite such month:


            Month Ended                     Minimum Book Net Worth Plus
            -----------                         Subordinated Debt
                                                -----------------
           June 30, 2000                           $7,000
           July 31, 2000                         ($91,000)
          August 31, 2000                        ($95,000)
         September 30, 2000                       ($5,000)
          October 31, 2000                       ($41,000)
         November 30, 2000                       ($30,000)
         December 31, 2000                        $28,000
          January 31, 2001                        $12,000
         February 28, 2001                        $44,000
           March 31, 2001                        $124,000
           April 30, 2001                        $104,000
            May 31, 2001                         $131,000
           June 30, 2001                         $198,000

                  3. New Compliance Certificate. Exhibit B to the Credit Agreement is amended in its entirety and replaced with Exhibit A to this Amendment.



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

                  4. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter or credit thereunder.

                  5. Waiver of Defaults. The Borrower is in default of the following provisions of the Credit Agreement (collectively, the "Defaults"):

             ----------------------------------- --------------------- -------------------- ---------------------
             Section/Covenant                        Month Ended            Required               Actual
                                                     -----------            --------               ------
             ----------------------------------- --------------------- -------------------- ---------------------
             Section 6.8/Minimum Book Net Worth     March 31, 2000          $565,000              $143,000
             ----------------------------------- --------------------- -------------------- ---------------------
             Section 6.8/Minimum Book Net Worth     April 30, 2000          $470,000              $13,000
             ----------------------------------- --------------------- -------------------- ---------------------
             Section 6.8/Minimum Book Net Worth      May 31, 2000           $445,000             ($210,000)
             ----------------------------------- --------------------- -------------------- ---------------------

Upon the terms and subject to the conditions set forth in this Amendment, the Lender hereby waives the Defaults. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrower to any other or further waiver in any similar or other circumstances.

                  6. Amendment Fee. The Borrower agrees to pay the Lender as of the date hereof a fully earned, non-refundable fee in the amount of five thousand dollars ($5,000) in consideration of the Lender's execution of this Amendment.

                  7. Conditions Precedent. This Amendment, and the waiver set forth in Paragraph 5 hereof, shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

                  (a) A Certificate of the Secretary or Assistant Secretary of the Borrower certifying as to (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the articles of incorporation and bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of Authority of the Borrower's secretary or assistant secretary dated as of June 26, 1997, continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be



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

         delivered, and (iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Certificate of Authority of the Borrower's secretary or assistant secretary dated as of April 16, 1998, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

                  (b) Such other matters as the Lender may require.

                  8. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

                  (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                  (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                  (c) All of the representations and warranties contained in
         Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

                  9. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

                  10. No Other Waiver. Except as set forth in Paragraph 5 hereof, the execution of this Amendment and acceptance of any documents related hereto shall not be



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

deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

                  11. Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  12. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

                  13. Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.



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

WELLS FARGO BUSINESS CREDIT, INC.           RSI SYSTEMS, INC.



By _________________________________        By _________________________________
     Michael L. Guillou                          Eugene W. Courtney
     Its Officer                                 Its Chief Executive Officer



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


                                                Exhibit A to Third Amendment to
                                                Amended and Restated Credit and
                                                Security Agreement and Waiver of
                                                Defaults

                             COMPLIANCE CERTIFICATE

To:              Michael L. Guillou
                 Wells Fargo Business Credit, Inc.

Date:             __________________, 2000___

Subject:          RSI Systems, Inc.
                  Financial Statements

                  In accordance with our Amended and Restated Credit and Security Agreement dated as of April 16, 1998, as amended by a First Amendment to Amended and Restated Credit and Security Agreement dated as of September 22, 1998, a Second Amendment to Amended and Restated Credit and Security Agreement dated as of September 3, 1999, and a Third Amendment to Amended and Restated Credit and Security Agreement dated as of August ___, 2000 (as so amended, the "Credit Agreement"), attached are the financial statements of RSI Systems, Inc. (the "Borrower") as of and for ________________, 20___ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

                  I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower's financial condition as of the date thereof.

                  Events of Default. (Check one):

         |_| The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

         |_| The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

                  Financial Covenants. I further hereby certify as follows:

                  1. Minimum Book Net Worth Plus Subordinated Debt. Pursuant to
         Section 6.8 of the Credit Agreement, as of the Reporting Date, the Borrower's Book Net Worth plus Subordinated Debt was $____________ which |_| satisfies |_| does not satisfy the requirement that such amount be not less than the amount set forth opposite such Reporting Date below:

            Month Ended                    Minimum Book Net Worth Plus
            -----------                       Subordinated Debt
                                              -----------------
           June 30, 2000                           $7,000
           July 31, 2000                         ($91,000)
          August 31, 2000                        ($95,000)
         September 30, 2000                       ($5,000)
          October 31, 2000                       ($41,000)
         November 30, 2000                       ($30,000)
         December 31, 2000                        $28,000
          January 31, 2001                        $12,000
         February 28, 2001                        $44,000
           March 31, 2001                        $124,000
           April 30, 2001                        $104,000
            May 31, 2001                         $131,000
           June 30, 2001                         $198,000



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

                  Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

                                    RSI SYSTEMS, INC.



                                    By ____________________________
                                       Jim Hanzlik
                                       Its Chief Financial Officer




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